SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 2 to the Amended and Restated Credit Agreement

On May 26, 2022 (the “Closing Date”), Charter Communications Operating, LLC (“CCO”) and CCO Holdings, LLC (“CCO Holdings”) and certain of CCO’s subsidiaries entered into that certain Amendment No. 2 (“Amendment No. 2”) with the Lenders (as defined therein) party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”), to (i) the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019 and as amended by Amendment No. 1 on October 24, 2019, by and among CCO, CCO Holdings, certain of CCO’s subsidiaries, the Lenders party thereto and the Administrative Agent (such credit agreement as in effect immediately prior to Amendment No. 2, the “Existing Credit Agreement” and as amended by Amendment No. 2, the “Amended Credit Agreement”) and (ii) the Amended and Restated Guarantee and Collateral Agreement, dated as of March 18, 1999, as amended and restated as of March 6, 2007, as amended and restated as of March 31, 2010, as amended and restated as of May 18, 2016 and as further amended as of January 24, 2019, by CCO, CCO Holdings, certain subsidiaries of CCO and the Administrative Agent (such guaranty and collateral agreement as in effect immediately prior to Amendment No. 2, the “Existing Guaranty and Collateral Agreement’ and as amended by Amendment No. 2, the “Amended Guaranty and Collateral Agreement”).

The changes to the Existing Credit Agreement include, among other things, the conversion of all of the Term A-4 Loans (as defined in the Amended Credit Agreement) to Term A-5 Loans (as defined in the Amended Credit Agreement), the incurrence of additional amounts of Term A-5 Loans (as defined in the Amended Credit Agreement), the creation of a new tranche of Term A-6 Loans (as defined in the Amended Credit Agreement), the repayment of all Revolving Loans (as defined in the Amended Credit Agreement) outstanding immediately prior to the Closing Date, the termination of the Revolving Commitments (as defined in the Existing Credit Agreement) immediately prior to the Closing Date, the establishment of a new Class of “Revolving B Commitments”, the changing of the interest rate benchmark of the Revolving Commitments from LIBOR to SOFR, extension of maturity of certain tranches of Loans (as defined in the Amended Credit Agreement) and certain other amendments to the Existing Credit Agreement.

A portion of the proceeds from Amendment No. 2 were used to repay all of the Term A-2 Loans (as defined in the Amended Credit Agreement), the Term A-4 Loans (as defined in the Amended Credit Agreement) and all Revolving Loans (as defined in the Amended Credit Agreement) outstanding prior to the effective date of Amendment No. 2. After giving effect to Amendment No. 2: (i) the aggregate principal amount of Term A-5 Loans (as defined in the Amended Credit Agreement) outstanding is $6.05 billion with a pricing of SOFR plus 1.25%, (ii) the aggregate principal amount of Term A-6 Loans (as defined in the Amended Credit Agreement) outstanding is $500 million with a pricing of SOFR plus 1.50% and (iii) the aggregate amount of the Revolving Facility (as defined in the Amended Credit Agreement) is $5.5 billion with a pricing of SOFR plus 1.25%. The aggregate principal amount of Term B-1 Loans (as defined in the Amended Credit Agreement) (maturing April 30, 2025) and Term B-2 Loans (as defined in the Amended Credit Agreement) (maturing February 1, 2027) that remain outstanding are $2.4 billion and $3.7 billion respectively, with the LIBOR-based pricing of the Term B-1 Loans and the Term B-2 Loans unchanged.

Amendment No. 2 also (i) removes mandatory prepayment requirements upon asset sales and property or casualty insurance recoveries, (ii) makes changes to the affirmative covenants, including changes to the financial reporting covenants and (iii) makes changes to the negative covenants, including removal of certain negative covenants in their entirety.

A copy of Amendment No. 2 is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Amendment No. 2 to the Amended and Restated Credit Agreement” in Item 1.01 above is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On June 2, 2022 the Company issued a press release announcing the closing of Amendment No. 2. The press release announcing the closing of Amendment No. 2 is furnished herewith as Exhibit 99.1.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Amendment No. 2, dated as of May 26, 2022, to (i) the Amended and Restated Credit Agreement, dated as of March 18, 1999, as amended and restated on April 26, 2019 and as amended by Amendment No. 1 on October 24, 2019, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent and (ii) the Amended and Restated Guarantee and Collateral Agreement, dated as of March 18, 1999, as amended and restated as of March 6, 2007, as amended and restated as of March 31, 2010, as amended and restated as of May 18, 2016 and as further amended as of January 24, 2019, by Charter Communications Operating, LLC, CCO Holdings, LLC, certain subsidiaries of Charter Communications Operating, LLC and the Bank of America, N.A., as administrative agent.

99.1	Press release dated June 2, 2022, announcing the closing of Amendment No. 2.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Patricia A. Baldes
Patricia A. Baldes
Group Vice President - External Reporting & Policy
Date: June 2, 2022

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Patricia A. Baldes
Patricia A. Baldes
Group Vice President - External Reporting & Policy
Date: June 2, 2022

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Patricia A. Baldes
Patricia A. Baldes
Group Vice President - External Reporting & Policy
Date: June 2, 2022